                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C. 20549



                                   FORM 8-K

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)         August 22, 1995
                                                --------------------------------




                                 AMETEK, INC.
- --------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)






             DELAWARE                     1-168                 13-4923320
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  (State or other jurisdiction of      (Commission           (I.R.S. Employer
   incorporation or organization)      File Number)          Identification No.)



                      Station Square, Paoli, Pennsylvania            19301
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                   (Address of principal executive offices)        (Zip Code)



  Registrant's telephone number, including area code  610-647-2121
                                                    ----------------

                                 AMETEK, INC.
                                 ------------



Item 5.   Other Events.
          -------------

     As more fully described in the AMETEK (the "Company") report on Form 10-Q for the quarter ended June 30, 1995, on May 18, 1995, the Company sold its Microfoam packaging business, which had been included in its Industrial Materials business segment. As a result of this transaction, the consolidated financial statements of the Company for periods prior to the sale, including those reported in the above mentioned Form 10-Q, have been restated to reflect
Microfoam as discontinued operations.   Attached hereto as Exhibit 99 (a) is the
Company's Restated Consolidated Statements of Income and Information by Business Segment for each of the quarterly periods in the fiscal year ended December 31, 1994, and for the quarterly period ended March 31, 1995. The information contained in said Exhibit is incorporated by reference in this Form 8-K.

Item 7.   Financial Statements and Exhibits.
          ----------------------------------

          (c)  Exhibits.

     Exhibit Number              Description
     --------------              -----------
        99 (a) 1         Restated Consolidated Statements of Income of AMETEK,
                         Inc. for each of the quarterly periods in the fiscal
                         year ending December 31, 1994, and for the quarterly
                         period ended March 31, 1995.

        99 (a) 2         Restated Information By Business Segment of AMETEK,
                         Inc. for each of the quarterly periods in the fiscal year ending December 31, 1994, and for the quarterly period ended March 31, 1995.

                                 AMETEK, INC.
                                 ------------



                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                       AMETEK, INC.
                                       ----------------------------------------
                                                       (Registrant)



                                       By   /s/    John J. Molinelli
                                         ---------------------------------------
                                                   John J. Molinelli
                                                   Senior Vice President -
                                                   Chief Financial Officer


August 22, 1995

                                 AMETEK, INC.
                                 ------------


                                 EXHIBIT INDEX


     Exhibit Number                        Description
     --------------                        -----------
        99 (a) 1        Restated Consolidated Statements of Income of AMETEK,
                        Inc. for each of the quarterly periods in the fiscal
                        year ending December 31, 1994, and for the quarterly
                        period ended March 31, 1995.

        99 (a) 2        Restated Information By Business Segment of AMETEK, Inc.
                        for each of the quarterly periods in the fiscal year ending December 31, 1994, and for the quarterly period ended March 31, 1995.

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